UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2006
TeleTech Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-21055	84-1291044
(State of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)
9197 S. Peoria Street, Englewood, Colorado 80112
(Address of principal executive offices, including Zip Code)
Telephone Number: (303) 397-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Results of Operation and Financial Condition
On February 21, 2006 Registrant issued a press release setting forth Registrant’s financial and operating results for the quarter ended December 31, 2005 and fiscal year ended December 31, 2005. On February 22, 2006, the Registrant held a conference call, which was open to the public, to discuss these results. A copy of this press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits
     99.1 Press Release issued by TeleTech on February 21, 2006
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleTech Holdings, Inc. By: /s/ Kenneth D. Tuchman

KENNETH D. TUCHMAN Chief Executive Officer
Dated: February 22, 2006

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release Dated February 21, 2006

3